                                                                      EXHIBIT 21

         LIST OF ACTIVE SUBSIDIARIES OF THE DUN & BRADSTREET CORPORATION

                                                                                                     OWNERSHIP
COMPANY NAME                                                 JURISDICTION OF CREATION                PERCENTAGE
------------                                                 ------------------------                ----------
Arrebnac Pty. Ltd.                                           Australia                               100%

Beheer en Beleggingsmaatschappij Stivaco B.V.                Netherlands                             100%

College Mercantile Pty. Ltd.                                 Australia                               100%

Consorzio Manifatturieri srl                                 Italy                                   100%

Corinthian Leasing Corporation                               Delaware                                100%

D&B Acquisition Corp.                                        Delaware                                100%

D&B Data & Services s.r.l.                                   Italy                                   100%

D&B Espana S.A.                                              Spain                                   100%

D&B Europe Limited                                           England                                 100%

D&B Group Ltd.                                               Delaware                                100%

D&B Holdings (UK) Limited                                    England                                 100%

D&B Information Services (M) Sdn. Bhd.                       Malaysia                                100%

D&B International Consultant (Shanghai) Co. Ltd.             Peoples Republic of China               100%

D&B Schimmelpfeng-Unterstutzungskasse GmbH                   Germany                                 100%

D&B Transitory Limited                                       England                                 100%

Dataquest Europe                                             England                                 100%

Dun & Bradstreet (Australia) Group Pty. Ltd.                 Australia                               100%

Dun & Bradstreet (Australia) Holdings Pty.                   Australia                               100%

Dun & Bradstreet (Australia) Pty. Limited                    Australia                               100%

Dun & Bradstreet (C&EE) Holding B.V.                         Netherlands                             100%

Dun & Bradstreet (France) B.V.                               Netherlands                             100%

Dun & Bradstreet (HK) Limited                                Hong Kong                               100%

Dun & Bradstreet (Israel) Ltd.                               Israel                                  100%

Dun & Bradstreet (New Zealand) Limited                       New Zealand                             100%

Dun & Bradstreet (Nominees) Pty. Ltd.                        Australia                               100%

Dun & Bradstreet (S.C.S.) B.V.                               Netherlands                             100%

Dun & Bradstreet (Singapore) Pte. Ltd.                       Singapore                               100%

Dun & Bradstreet (Switzerland) AG                            Switzerland/Delaware                    100%

Dun & Bradstreet (U.K.) Pension Plan Trustee Company Ltd.    England                                 100%

Dun & Bradstreet B.V.                                        Netherlands                             100%

Dun & Bradstreet Canada B.V.                                 Netherlands                             100%

Dun & Bradstreet Canada Holding, Ltd.                        Canada                                  100%

Dun & Bradstreet Computer Leasing, Inc.                      Delaware                                100%

Dun & Bradstreet Credit Control, Ltd.                        Delaware                                100%

Dun & Bradstreet Danmark Holding A/S                         Denmark                                 100%

Dun & Bradstreet de Mexico, S.A. de C.V.                     Mexico                                  100%

Dun & Bradstreet Denmark A/S                                 Denmark                                 100%

Dun & Bradstreet Deutschland GmbH                            Germany/Delaware                        100%

Dun & Bradstreet Do Brasil, Ltda.                            Brazil/Delaware                         100%

Dun & Bradstreet Ekonomiforlaget AB                          Sweden                                  100%

Dun & Bradstreet European Outsourcing Center B.V.            Netherlands                             100%

Dun & Bradstreet Finance Ltd.                                England                                 100%

Dun & Bradstreet Finland OY                                  Finland                                 100%

Dun & Bradstreet France S.C.S.                               France                                  100%

Dun & Bradstreet Holding Norway A/S                          Norway                                  100%

                                                                                                     OWNERSHIP
COMPANY NAME                                                 JURISDICTION OF CREATION                PERCENTAGE
------------                                                 ------------------------                ----------
Dun & Bradstreet Holdings B.V.                               Netherlands                             100%

Dun & Bradstreet Hungaria Informacio Szolgaltato Korlatolt   Hungary                                 100%
Felelosegu Tarasag

Dun & Bradstreet Information Services Ges.mbH                Austria                                 100%

Dun & Bradstreet Information Services India Pvt. Ltd.        India                                   100%

Dun & Bradstreet International, Ltd.                         Delaware                                100%

Dun & Bradstreet Japan Ltd.                                  Japan                                   100%

Dun & Bradstreet Limited                                     Ireland                                 100%

Dun & Bradstreet Limited                                     England                                 100%

Dun & Bradstreet Management S.A.S.                           France                                  100%

Dun & Bradstreet Marketing Pty. Ltd.                         Australia                               100%

Dun & Bradstreet Marketing Services N.V. - S.A.              Belgium                                 100%

Dun & Bradstreet Nordic AB                                   Sweden                                  100%

Dun & Bradstreet Norge A/S                                   Norway                                  100%

Dun & Bradstreet Outsourcing Services N.V.                   Belgium                                 100%

Dun & Bradstreet Poland sp. zo.o.                            Poland                                  100%

Dun & Bradstreet Portugal, Ltda.                             Portugal                                100%

Dun & Bradstreet Pty. Ltd.                                   Australia                               100%

Dun & Bradstreet RMS Franchise Corporation                   Delaware                                100%

Dun & Bradstreet S.A.                                        Argentina                               100%

Dun & Bradstreet S.A.                                        Peru                                    100%

Dun & Bradstreet S.p.A.                                      Italy                                   100%

Dun & Bradstreet spol s. r. o.                               Czech Republic                          100%

Dun & Bradstreet Sverige AB                                  Sweden                                  100%

Dun & Bradstreet Telecenter B.V.                             Netherlands                             100%

Dun & Bradstreet Teleupdate Center GmbH                      Germany                                 100%

Dun & Bradstreet Unit Trust                                  Australia                               100%

Dun & Bradstreet Ventures, Inc.                              Delaware                                100%

Dun & Bradstreet Zimbabwe (Private) Limited                  Zimbabwe                                100%

Dun & Bradstreet, Inc.                                       Delaware                                100%

Duns Holding, Inc.                                           Delaware                                100%

Duns Investing VII Corporation                               Delaware                                100%

DunsNet, Inc.                                                Delaware                                100%

E-Data Ventures, Ltd.                                        England                                 100%

eccelerate.com, Inc.                                         Delaware                                100%

Enshrine CA Pty. Ltd.                                        Australia                                 50%

Fillupar Leasing Partnership                                 Delaware                                  98%

Infotrade N.V.-S.A.                                          Belgium                                 100%

Moody's (Canada) Inc.                                        Canada                                  100%

Moody's America Latina Ltda.                                 Brazil                                  100%

Moody's Asia Pacific Limited                                 Hong Kong                               100%

Moody's Corporation                                          Delaware                                100%

Moody's de Mexico S.A. de C.V.                               Mexico                                  100%

Moody's Deutschland GmbH                                     Germany                                 100%

Moody's France SA                                            France                                  100%

Moody's Holdings B.V.                                        Netherlands                             100%

Moody's Holdings, Inc.                                       Delaware                                100%

Moody's Holdings (UK) Limited                                England                                 100%

                                                                                                     OWNERSHIP
COMPANY NAME                                                 JURISDICTION OF CREATION                PERCENTAGE
------------                                                 ------------------------                ----------

Moody's Interbank Credit Service Limited                     Cyprus                                  100%

Moody's Investment Company India Pvt. Ltd.                   India                                   100%

Moody's Investors Service Espana, S.A.                       Spain                                   100%

Moody's Investors Service Ltd.                               England                                 100%

Moody's Investors Service Pty. Limited                       Australia                               100%

Moody's Investors Service, Inc.                              Delaware                                100%

Moody's Italia S.r.l.                                        Italy                                   100%

Moody's Japan Kabushiki Kaisha                               Japan                                   100%

Moody's Mauritius Holdings Limited                           India                                   100%

Moody's Overseas Holdings, Inc.                              Delaware                                100%

Moody's Risk Management Services, Inc.                       Delaware                                100%

Moody's Risk Management Services Ltd.                        England                                 100%

Moody's Risk Management Services Ltd.                        Ireland                                 100%

Moody's Singapore Pte. Ltd.                                  Singapore                               100%

N.V. Dun & Bradstreet-Eurinform S.A.                         Belgium/Delaware                        100%

New D&B Inc.                                                 Delaware                                100%

Orefro L'Informazione S.p.A.                                 Italy                                   100%

RMS Holdings, Inc.                                           Delaware                                100%

S&W S.A.S.                                                   France                                  100%

Schimmelpfeng Inkasso GmbH                                   Germany                                 100%

Socogestion S.A.S.                                           France                                  100%

The D&B Companies of Canada Ltd.                             Canada                                  100%

The New D&B Corporation                                      Delaware                                100%

Vlaamse Bedrijfsdatabank N.V.-S.A.                           Belgium                                 100%

             LIST OF ACTIVE SUBSIDIARIES OF THE NEW D&B CORPORATION
                           AFTER THE DISTRIBUTION DATE


                                                                                                     OWNERSHIP
COMPANY NAME                                                 JURISDICTION OF CREATION                PERCENTAGE
------------                                                 ------------------------                ----------
Arrebnac Pty. Ltd.                                                 Australia                          100%

Beheer en Beleggingsmaatschappij Stivaco B.V.                      Netherlands                        100%

College Mercantile Pty. Ltd.                                       Australia                          100%

Consorzio Manifatturieri srl                                       Italy                              100%

Corinthian Leasing Corporation                                     Delaware                           100%

D&B Acquisition Corp.                                              Delaware                           100%

D&B Data & Services s.r.l.                                         Italy                              100%

D&B Espana S.A.                                                    Spain                              100%

D&B Europe Limited                                                 England                            100%

D&B Group Ltd.                                                     Delaware                           100%

D&B Holdings (UK) Limited                                          England                            100%

D&B Information Services (M) Sdn. Bhd.                             Malaysia                           100%

D&B International Consultant (Shanghai) Co. Ltd.                   Peoples Republic of China          100%

D&B Schimmelpfeng-Unterstutzungskasse GmbH                         Germany                            100%

D&B Transitory Limited                                             England                            100%

Dataquest Europe                                                   England                            100%

Dun & Bradstreet (Australia) Group Pty. Ltd.                       Australia                          100%

Dun & Bradstreet (Australia) Holdings Pty.                         Australia                          100%

Dun & Bradstreet (Australia) Pty. Limited                          Australia                          100%

Dun & Bradstreet (C&EE) Holding B.V.                               Netherlands                        100%

Dun & Bradstreet (France) B.V.                                     Netherlands                        100%

Dun & Bradstreet (HK) Limited                                      Hong Kong                          100%

Dun & Bradstreet (Israel) Ltd.                                     Israel                             100%

Dun & Bradstreet (New Zealand) Limited                             New Zealand                        100%

Dun & Bradstreet (Nominees) Pty. Ltd.                              Australia                          100%

Dun & Bradstreet (S.C.S.) B.V.                                     Netherlands                        100%

Dun & Bradstreet (Singapore) Pte. Ltd.                             Singapore                          100%

Dun & Bradstreet (Switzerland) AG                                  Switzerland/Delaware               100%

Dun & Bradstreet (U.K.) Pension Plan Trustee Company Ltd.          England                            100%

Dun & Bradstreet B.V.                                              Netherlands                        100%

Dun & Bradstreet Canada B.V.                                       Netherlands                        100%

Dun & Bradstreet Canada Holding, Ltd.                              Canada                             100%

Dun & Bradstreet Computer Leasing, Inc.                            Delaware                           100%

Dun & Bradstreet Credit Control, Ltd.                              Delaware                           100%

Dun & Bradstreet Danmark Holding A/S                               Denmark                            100%

Dun & Bradstreet de Mexico, S.A. de C.V.                           Mexico                             100%

Dun & Bradstreet Denmark A/S                                       Denmark                            100%

Dun & Bradstreet Deutschland GmbH                                  Germany/Delaware                   100%

Dun & Bradstreet Do Brasil, Ltda.                                  Brazil/Delaware                    100%

Dun & Bradstreet Ekonomiforlaget AB                                Sweden                             100%

Dun & Bradstreet European Outsourcing Center B.V.                  Netherlands                        100%

Dun & Bradstreet Finance Ltd.                                      England                            100%

Dun & Bradstreet Finland OY                                        Finland                            100%

Dun & Bradstreet France S.C.S.                                     France                             100%

Dun & Bradstreet Holding Norway A/S                                Norway                             100%

Dun & Bradstreet Holdings B.V.                                     Netherlands                        100%

                                                                                                     OWNERSHIP
COMPANY NAME                                                 JURISDICTION OF CREATION                PERCENTAGE
------------                                                 ------------------------                ----------
Dun & Bradstreet Hungaria Informacio Szolgaltato Korlatolt         Hungary                            100%
Felelosegu Tarasag

Dun & Bradstreet Information Services Ges.mbH                      Austria                            100%

Dun & Bradstreet Information Services India Pvt. Ltd.              India                              100%

Dun & Bradstreet, Inc.                                             Delaware                           100%

Dun & Bradstreet International, Ltd.                               Delaware                           100%

Dun & Bradstreet Japan Ltd.                                        Japan                              100%

Dun & Bradstreet Limited                                           Ireland                            100%

Dun & Bradstreet Limited                                           England                            100%

Dun & Bradstreet Management S.A.S.                                 France                             100%

Dun & Bradstreet Marketing Pty. Ltd.                               Australia                          100%

Dun & Bradstreet Marketing Services N.V. - S.A.                    Belgium                            100%

Dun & Bradstreet Nordic AB                                         Sweden                             100%

Dun & Bradstreet Norge A/S                                         Norway                             100%

Dun & Bradstreet Outsourcing Services N.V.                         Belgium                            100%

Dun & Bradstreet Poland sp. zo.o.                                  Poland                             100%

Dun & Bradstreet Portugal, Ltda.                                   Portugal                           100%

Dun & Bradstreet Pty. Ltd.                                         Australia                          100%

Dun & Bradstreet RMS Franchise Corporation                         Delaware                           100%

Dun & Bradstreet S.A.                                              Argentina                          100%

Dun & Bradstreet S.A.                                              Peru                               100%

Dun & Bradstreet S.p.A.                                            Italy                              100%

Dun & Bradstreet spol s. r. o.                                     Czech Republic                     100%

Dun & Bradstreet Sverige AB                                        Sweden                             100%

Dun & Bradstreet Telecenter B.V.                                   Netherlands                        100%

Dun & Bradstreet Teleupdate Center GmbH                            Germany                            100%

Dun & Bradstreet Unit Trust                                        Australia                          100%

Dun & Bradstreet Ventures, Inc.                                    Delaware                           100%

Dun & Bradstreet Zimbabwe (Private) Limited                        Zimbabwe                           100%

Duns Holding, Inc.                                                 Delaware                           100%

Duns Investing VII Corporation                                     Delaware                           100%

DunsNet, Inc.                                                      Delaware                           100%

E-Data Ventures, Ltd.                                              England                            100%

eccelerate.com, Inc.                                               Delaware                           100%

Enshrine CA Pty. Ltd.                                              Australia                            50%

Fillupar Leasing Partnership                                       Delaware                             98%

Infotrade N.V.-S.A.                                                Belgium                            100%

N.V. Dun & Bradstreet-Eurinform S.A.                               Belgium/Delaware                   100%

Orefro L'Informazione S.p.A.                                       Italy                              100%

RMS Holdings, Inc.                                                 Delaware                           100%

S&W S.A.S.                                                         France                             100%

Schimmelpfeng Inkasso GmbH                                         Germany                            100%

Socogestion S.A.S.                                                 France                             100%

The D&B Companies of Canada Ltd.                                   Canada                             100%

Vlaamse Bedrijfsdatabank N.V.-S.A.                                 Belgium                            100%